SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2016

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 California Avenue, Irvine, CA 92617

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 926-5000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 1, 2016, pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among Avago Technologies Limited, a limited company organized under the laws of the Republic of Singapore (“Avago”), Broadcom Corporation, a California corporation (“Broadcom”), Broadcom Limited, a limited company organized under the laws of the Republic of Singapore (f/k/a Pavonia Limited) (“Holdco”), Broadcom Cayman L.P., an exempted limited partnership organized under the laws of the Cayman Islands and a subsidiary of Holdco (f/k/a Safari Cayman L.P.) (“Partnership”), Avago Technologies Cayman Holdings Ltd., a company organized under the laws of the Cayman Islands and a direct wholly-owned subsidiary of Partnership (“Intermediate Holdco”), Avago Technologies Cayman Finance Limited, a company organized under the laws of the Cayman Islands and a direct wholly-owned subsidiary of Intermediate Holdco (“Finance Holdco”), Buffalo CS Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Finance Holdco (“Cash/Stock Merger Sub”), and Buffalo UT Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Finance Holdco (“Unit Merger Sub”), (i) Holdco acquired Avago pursuant to a Scheme of Arrangement (the “Avago Scheme”) under Singapore law in accordance with Section 210 of the Companies Act (Chapter 50) of Singapore, (ii) thereafter, Cash/Stock Merger Sub merged with and into Broadcom, with Broadcom as the surviving corporation (the “Cash/Stock Merger”) and (iii) following the consummation of the Cash/Stock Merger, Unit Merger Sub merged with and into Broadcom, with Broadcom as the surviving corporation (the “Unit Merger” and together with the Cash/Stock Merger, the “Broadcom Merger” and together with the Avago Scheme, the “Transactions”). Following the consummation of the Transactions, each of Avago and Broadcom became subsidiaries of Holdco.

The description of the Merger Agreement and the Transactions in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to Broadcom’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2015 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Transactions, that certain Credit Agreement, dated as of November 19, 2010, by and among Broadcom, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders party thereto (as amended by the First Amendment to Credit Agreement, dated as of October 31, 2011, and as further amended by the Second Amendment, dated as of July 31, 2014, the “2010 Credit Agreement”), was terminated. There were no outstanding loan borrowings under the 2010 Credit Agreement at the time of its termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the Broadcom Merger, each share of Broadcom common stock (each, a “Broadcom Common Share”) was converted into the right to receive, at the election of each holder of such Broadcom Common Share, and subject to proration in accordance with the Merger Agreement: (i) $54.50 in cash, (ii) 0.4378 ordinary shares in the capital of Holdco (“Holdco Ordinary Shares”), (iii) 0.4378 limited partnership units of Partnership (“Partnership Units”), or (iv) a combination thereof.

The issuance of Holdco Ordinary Shares and Partnership Units in connection with the Broadcom Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the registration statement on Form S-4 (File No. 333-205938) (the “Registration Statement”) filed by Holdco and Partnership with the SEC and declared effective on September 25, 2015. The definitive joint proxy statement/prospectus of Avago and Broadcom, dated September 28, 2015, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Transactions and the other transactions contemplated by the Merger Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Avago and Broadcom in the Transactions.

Item 2.02	Results of Operations and Financial Condition.

On February 1, 2016, Holdco issued a press release, which included an announcement regarding Broadcom’s financial results for its fourth quarter and fiscal year ended December 31, 2015. The foregoing description is qualified in its entirety by reference to the press release dated February 1, 2016, a copy of which is attached as Exhibit 99.1 to Holdco’s Current Report on Form 8-K filed with the SEC on February 1, 2016.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, shares of Broadcom Class A common stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on the NASDAQ under the symbol “BRCM.” Trading on the NASDAQ in shares of Broadcom Class A common stock was halted before the opening of trading on February 1, 2016 and was suspended before the opening of trading on February 2, 2016. After the close of trading on February 1, 2016, the NASDAQ filed a Form 25 with the SEC to withdraw shares of Broadcom Class A common stock from listing and terminate the registration of Broadcom Common Shares under Section 12(b) of the Exchange Act. Broadcom currently intends to file a Form 15 with the SEC to terminate the registration of shares of Broadcom Class A common stock under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

In connection with the Transactions, on February 1, 2016, the following individuals resigned as members of Broadcom’s board of directors, effective as of the consummation of the Transactions: Robert J. Finocchio, Jr., Nancy H. Handel, Eddy W. Hartenstein, Maria M. Klawe, Ph.D., John E. Major, Scott A. McGregor, William T. Morrow, Henry Samueli, Ph.D., and Robert E. Switz.

Appointment of Directors

In connection with the consummation of the Transactions, on February 1, 2016, the following individuals became members of Broadcom’s board of directors: Anthony E. Maslowski, Ivy Pong and Hock E. Tan.

Departure of Officers

In connection with the Transactions, on February 1, 2016, the following individuals resigned as officers of Broadcom, effective as of the consummation of the Transactions: Eric K. Brandt, Arthur Chong, Michael E. Hurlston, Neil Y. Kim, Daniel A. Marotta, Scott A. McGregor, Nancy R. Phillips, Rajiv Ramaswami, Ph.D., and Cindy Fiorillo. Dr. Henry Samueli remained Chief Technical Officer of Broadcom.

Appointment of Officers

In connection with the Transactions, on February 1, 2016, the following individuals were appointed as the officers of Holdco:

Name	Position
Hock E. Tan	Chief Executive Officer
Anthony E. Maslowski	President, Chief Financial Officer and Secretary
Mark Mohler	Treasurer and Assistant Secretary
Henry Samueli, Ph.D.	Chief Technical Officer
Gregg Morrison	Vice President, Tax

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

New Articles of Incorporation and Bylaws

In connection with the Transactions, on February 1, 2016, Broadcom amended and restated its articles of incorporation and its bylaws. The new articles of incorporation and the new bylaws of Broadcom are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Change in Fiscal Year

Following the consummation of the Transactions, Broadcom changed its fiscal year to match Holdco’s fiscal year, which ends on the Sunday closest to October 31.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Broadcom Corporation

3.2	Bylaws of Broadcom Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION,
a California corporation

	By:	/s/ Anthony E. Maslowski
	Name:	Anthony E. Maslowski
	Title:	President, Chief Financial Officer and Secretary

Date: February 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Broadcom Corporation

3.2	Bylaws of Broadcom Corporation